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                                                                    EXHIBIT 10.9

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                              AMENDED AND RESTATED

                        ADMINISTRATIVE SERVICES AGREEMENT

                                     BETWEEN

                          ALLSTATE LIFE GLOBAL FUNDING

                                       AND

                              AMACAR PACIFIC CORP.

                               DATED AS OF -, 2004


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                                TABLE OF CONTENTS

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                                                                                                        PAGE
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ARTICLE 1     DEFINITIONS; OTHER DEFINITIONAL PROVISIONS

  SECTION 1.1.      DEFINITIONS............................................................................2
  SECTION 1.2.      OTHER DEFINITIONAL PROVISIONS..........................................................5

ARTICLE 2     APPOINTMENT; ADMINISTRATIVE SERVICES

  SECTION 2.1.      APPOINTMENT............................................................................5
  SECTION 2.2.      ADMINISTRATIVE SERVICES................................................................5

ARTICLE 3     ACTIVITIES OF GLOBAL FUNDING; EMPLOYEES; OFFICES

  SECTION 3.1.      ACTIVITIES OF GLOBAL FUNDING...........................................................8
  SECTION 3.2.      EMPLOYEES..............................................................................8
  SECTION 3.3.      OFFICES................................................................................9

ARTICLE 4     COMPENSATION; INDEMNITIES

  SECTION 4.1.      COMPENSATION...........................................................................9
  SECTION 4.2.      INDEMNITIES............................................................................9

ARTICLE 5     TERM

  SECTION 5.1.      TERM...................................................................................9

ARTICLE 6     OBLIGATION TO SUPPLY INFORMATION

  SECTION 6.1.      OBLIGATION TO SUPPLY INFORMATION......................................................10
  SECTION 6.2.      RELIANCE ON INFORMATION...............................................................10

ARTICLE 7     LIABILITY OF ADMINISTRATOR; STANDARD OF CARE

  SECTION 7.1.      LIABILITY OF ADMINISTRATOR............................................................10
  SECTION 7.2.      NO IMPLIED OBLIGATIONS................................................................10
  SECTION 7.3.      STANDARD OF CARE......................................................................10

ARTICLE 8     LIMITED RECOURSE

  SECTION 8.1.      LIMITED RECOURSE TO GLOBAL FUNDING....................................................11
  SECTION 8.2.      NO RECOURSE TO TRUSTEES AND AGENTS....................................................11

ARTICLE 9     TAX MATTERS

  SECTION 9.1.      INCOME TAX TREATMENT..................................................................11

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
ARTICLE 10    MISCELLANEOUS

  SECTION 10.1.     AMENDMENTS............................................................................12
  SECTION 10.2.     NO JOINT VENTURE......................................................................12
  SECTION 10.3.     ASSIGNMENT............................................................................12
  SECTION 10.4.     GOVERNING LAW, CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL..........................12
  SECTION 10.5.     COUNTERPARTS..........................................................................13
  SECTION 10.6.     LIMITATION OF DELAWARE TRUSTEE LIABILITY..............................................13
  SECTION 10.7.     NO PETITION...........................................................................14
  SECTION 10.8.     SEVERABILITY..........................................................................14
  SECTION 10.9.     ENTIRE AGREEMENT......................................................................14
  SECTION 10.10.    ADMINISTRATOR TO PROVIDE ACCESS TO BOOKS AND RECORDS..................................14
  SECTION 10.11.    NO WAIVER.............................................................................14
  SECTION 10.12.    REMEDIES CUMULATIVE...................................................................15
  SECTION 10.13.    NOTICES...............................................................................15

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     THIS AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT (this "AMENDED
AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT") dated as of -, is entered into between Allstate Life Global Funding, a statutory trust organized under the laws of the State of Delaware ("GLOBAL FUNDING") and AMACAR Pacific Corp., as administrator (in such capacity, the "ADMINISTRATOR").

     WHEREAS, Global Funding and the Administrator entered into that certain Administrative Services Agreement, dated as of June 27, 2002 (the "Base Administrative Services Agreement"), and the parties hereto desire to amend and restate the Base Administrative Services Agreement in its entirety;

     WHEREAS, Global Funding desires to facilitate a program (the "PROGRAM") for the issuance, from time to time, of secured medium term notes (the "NOTES");

     WHEREAS, the Notes will be issued by newly created Delaware statutory trusts that are beneficially owned by Global Funding (each, a "TRUST");

     WHEREAS, each Trust will purchase a funding note issued by Global Funding (each, a "FUNDING NOTE") with the proceeds from the sale of the Notes;

     WHEREAS, Global Funding will sell a Funding Note to each Trust and use the proceeds therefrom to purchase one or more Funding Agreement(s) (the "FUNDING AGREEMENT(S)") from Allstate Life;

     WHEREAS, Allstate Life will sell the Funding Agreement(s) to Global Funding in consideration for the proceeds Global Funding receives from the sale of such Funding Note;

     WHEREAS, Global Funding will immediately assign absolutely and deposit the Funding Agreement(s) to each Trust and such Funding Note will be surrendered;

     WHEREAS, each Trust will issue the Notes and collaterally assign the Funding Agreement(s) to the Indenture Trustee to secure payment of the Notes;

     WHEREAS, Global Funding has requested that the Administrator provide advice and assistance to Global Funding generally and perform various services for Global Funding generally; and

     WHEREAS, Global Funding desires to avail itself of the experience, advice and assistance of the Administrator and to have the Administrator perform various financial, statistical, accounting and other services for Global Funding, and the Administrator is willing to furnish such services on the terms and conditions herein set forth.

     NOW THEREFORE, in consideration of the premises and covenants set forth in this Amended and Restated Administrative Services Agreement, the parties agree as follows:

                                       A-1
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                                    ARTICLE 1
                   DEFINITIONS; OTHER DEFINITIONAL PROVISIONS

     SECTION 1.1. DEFINITIONS.

     "ADMINISTRATION FEE" has the meaning ascribed in Section 4.1.

     "ADMINISTRATOR" means AMACAR Pacific Corp., a Delaware corporation, in its capacity as the sole administrator of Global Funding pursuant to this Amended and Restated Administrative Services Agreement, and its successors.

     "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person and, in the case of an individual, any spouse or other member of that individual's immediate family. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "AGENTS" has the meaning set forth in the Distribution Agreement.

     "ALLSTATE LIFE" means Allstate Life Insurance Company, a stock life insurance company organized and licensed under the laws of the State of Illinois, and any successor.

     "AMENDED AND RESTATED TRUST AGREEMENT" means that certain Amended and Restated Trust Agreement dated as of - , 2004 pursuant to which Global Funding is created, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "AMENDED AND RESTATED SUPPORT AGREEMENT" means that certain Amended and Restated Support Agreement dated as of - , 2004, between Allstate Life and Global Funding, as the same may be amended, restated, modified, supplemented or replaced from time to time.

     "CLOSING INSTRUMENT" means the closing instrument of the Trust, pursuant to which the Indenture is entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "COLLATERAL" means, with respect to the Notes, the right, title and interest of each Trust in and to (a) the Funding Agreement(s) held by such Trust, (b) all proceeds of such Funding Agreement(s), (c) all books and records pertaining to the Funding Agreement(s), and (d) all rights of such Trust pertaining to the foregoing.

     "COMMISSION" has the meaning ascribed in Section 2.2(c).

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     "COORDINATION AGREEMENT" means that certain Coordination Agreement included in Part F of the Series Instrument, among Allstate Life Insurance Company, the Trust and the Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

     "DELAWARE TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, in its capacity as the sole Delaware trustee of Global Funding and its successors.

     "DISTRIBUTION AGREEMENT" means that certain Distribution Agreement dated as of -, 2004, by and among Global Funding and the Agents named therein, as the same may be amended, modified or supplemented from time to time.

     "GLOBAL FUNDING" means Allstate Life Global Funding, a statutory trust formed under the laws of the State of Delaware.

     "INDENTURE" means that certain Indenture included in Part A of the Closing Instrument, between the Trust and the Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

     "INDENTURE TRUSTEE" means J.P. Morgan Trust Company, National Association, and its successors.

     "LOSS AND EXPENSE" has the meaning ascribed in Section 4.2.

     "MOODY'S" means Moody's Investors Services, Inc.

     "NAME LICENSING AGREEMENT" means that certain Name Licensing Agreement included in Part D of the Series Instrument, between Allstate Insurance Company and the Trust, as the same may be amended, modified or supplemented from time to time.

     "PAYING AGENT" has the meaning set forth in the Standard Indenture Terms.

     "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, limited liability company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government or any agency or political subdivision thereof.

     "PROGRAM" means the program for the issuance, from time to time, of secured medium term notes of the Allstate Life Global Funding Trusts.

     "PROGRAM DOCUMENTS" means the Series Instrument, the Amended and Restated Trust Agreement, this Amended and Restated Administrative Services Agreement, the Amended and Restated Support Agreement, the Name Licensing Agreement, the Distribution Agreement, the Terms Agreement, the Funding Note and any other documents or instruments entered into by, or with respect to, or on behalf of, Global Funding.

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     "RATING AGENCY" means each of Moody's Investors Services, Inc., Standard &
Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc., and any other rating agency which provides a rating of the Notes.

     "REGISTRAR" has the meaning set forth in the Standard Indenture Terms.

     "RESPONSIBLE OFFICER" means, with respect to the Indenture Trustee or the Delaware Trustee, any vice president, assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Indenture Trustee or the Delaware Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject, and also, with respect to the Indenture Trustee, having direct responsibility for the administration of the Indenture.

     "SERIES INSTRUMENT" means the closing instrument of the Trust, pursuant to which the Administrative Services Agreement, the Coordination Agreement, the Name Licensing Agreement, the Support Agreement, the Terms Agreement and the Trust Agreement are entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "S&P" means Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc.

     "SERVICE PROVIDER" has the meaning set forth in the Amended and Restated Support Agreement.

     "STANDARD INDENTURE TERMS" means the Standard Indenture Terms, dated as of -, 2004 relating to Global Funding's Program for the issuance of Notes.

     "SUPPORT AGREEMENT" means the Support and Expenses Agreement with respect to the Trust named in the Series Instrument, included in Part C of the Series Instrument, as the same may be amended, modified or supplemented from time to time.

     "TERMS AGREEMENT" means that certain Terms Agreement related to the offering of the Notes, included in Part E of the Series Instrument, by and among Global Funding, the Trust and each Agent named therein, which will incorporate by reference the terms of the Distribution Agreement.

     "TRUST" means the Allstate Life Global Funding Trust specified in the Series Instrument, together with its permitted successors and assigns.

     "TRUST AGREEMENT" means that certain Trust Agreement, included in Part A of the Series Instrument, pursuant to which the Trust is created.

     "TRUST ORDER" has the meaning set forth in the Standard Indenture Terms.

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     SECTION 1.2. OTHER DEFINITIONAL PROVISIONS. For all purposes of this
Amended and Restated Administrative Services Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular; PROVIDED, that all capitalized terms used in and not otherwise defined in this Amended and Restated Administrative Services Agreement will have the meanings set forth in the Standard Indenture Terms;

     (b) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation";

     (c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting this Amended and Restated Administrative Services Agreement or the intent of the parties to this Amended and Restated Administrative Services Agreement; and

     (d) capitalized terms not otherwise defined in this Amended and Restated Administrative Services Agreement will have the respective meanings set forth in the Standard Indenture Terms.

                                    ARTICLE 2
                      APPOINTMENT; ADMINISTRATIVE SERVICES

     SECTION 2.1. APPOINTMENT. Pursuant to Section 3806(b)(7) of the Delaware Statutory Trust Act, the Administrator is hereby appointed, as an agent of Global Funding with full power and authority, and agrees to carry out all of the duties and responsibilities (a) of Global Funding under the Program Documents and any other document to which Global Funding is a party and (b) of the Administrator under this Amended and Restated Administrative Services Agreement.

     SECTION 2.2. ADMINISTRATIVE SERVICES. Without limiting the generality of
Section 2.1, Global Funding authorizes and empowers the Administrator, as its agent, to perform, and the Administrator agrees to perform, the following services:

     (a) subject to the timely receipt of all necessary information, providing, or causing to be provided, all clerical, and bookkeeping services necessary and appropriate for the administration of Global Funding, including, without limitation, the following services as well as those other services specified in the following subsections:

          (i) maintenance of all books and records of Global Funding relating to the fees, costs and expenses of Global Funding which books and records shall be maintained separately from those of the Administrator;

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          (ii)    maintenance of records of cash payments and disbursements
                  (excluding principal and interest on any Funding Agreement(s) or Funding Note) of Global Funding in accordance with generally accepted accounting principles, and preparation for audit of such periodic financial statements as may be necessary or appropriate;

          (iii) upon request, preparation for execution by Global Funding, through a Responsible Officer, of amendments to and waivers under the Program Documents and any other documents or instruments deliverable by Global Funding thereunder or in connection therewith;

          (iv) holding, maintaining, and preserving executed copies of the Program Documents and other documents or instruments executed by Global Funding thereunder or in connection therewith, which shall be maintained separately from those of the Administrator;

          (v) upon receipt of notice, taking such action as may be reasonably necessary to enforce the performance by the other parties to agreements to which Global Funding is a party, and enforce the obligations of those parties to Global Funding under such agreements;

          (vi) upon request, preparing for execution by a Responsible Officer such notices, consents, instructions and other communications that Global Funding may from time to time be required or permitted to give under the Program Documents or any other document executed by Global Funding;

          (vii) obtaining services of outside counsel, accountants and other Service Providers on behalf of Global Funding;

          (viii) preparing for execution by a Responsible Officer any Trust Order for payment of any amounts due and owing by Global Funding under the Program Documents to which Global Funding is a party or any other document to which Global Funding is a party; provided that the foregoing shall not obligate the Administrator to advance any of its own monies for such purpose, it being understood that such amounts shall be payable only to the extent assets held in Global Funding are available therefor and at such times and in such amounts as shall be permitted by the Program Documents;

          (ix) preparing for execution by a Responsible Officer any instruction for payment of any amounts due and owing by Global Funding to the Indenture Trustee, the Paying Agent, the Registrar and other Service Providers on request for all expenses, disbursements and

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                  advances to the extent not paid pursuant to the Amended and
                  Restated Support Agreement; PROVIDED that the foregoing shall not obligate the Administrator to advance any of its own monies for such purpose, it being understood that such amounts shall be payable only to the extent assets held in Global Funding are available therefor and at such times and in such amounts as shall be permitted by the Program Documents;

          (x) causing a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants to furnish to the board of directors of Allstate Life an attestation report concerning compliance with established minimum servicing standards; and

          (xi) taking such other actions as may be incidental or reasonably necessary (A) to the accomplishment of the actions of the Administrator authorized in this subsection (a) or (B) upon receipt of notice from a Responsible Officer directing specifically the Administrator to do so, to the accomplishment of the duties and responsibilities, and compliance with the obligations, of Global Funding, under the Program Documents and under any other document to which Global Funding is or may be a party to the extent not otherwise performed by the Indenture Trustee, a Paying Agent, the Transfer Agent, the Registrar or the Delaware Trustee, provided that no such duties or responsibilities shall materially enlarge the duties and responsibilities of the Administrator which are set forth specifically in this Amended and Restated Administrative Services Agreement;

     (b) performing the administrative services to ensure compliance with all of the obligations, representations, covenants and agreements of Global Funding set forth in the Program Documents;

     (c) subject to the timely receipt of all necessary information or notices from the Delaware Trustee, and based on the advice of counsel, on behalf of Global Funding, (i) the preparation and filing with the Securities and Exchange Commission (the "COMMISSION") and, if necessary, executing, in each case solely on behalf of Global Funding and not in the Administrator's individual capacity such documents, forms, certifications or filings as may be required by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, or other securities laws; (ii) the preparation and filing of any documents or forms required to be filed by any rules or regulations of any securities exchange, including without limitation, the New York Stock Exchange, or market quotation dealer system or the National Association of Securities Dealers, Inc. in connection with the listing of the Notes thereon; and (iii) preparing, filing and executing solely

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          on behalf of Global Funding or any Trust and not in the
          Administrator's individual capacity, such filings, applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as may be necessary or desirable under the securities or "Blue Sky" laws of any relevant jurisdictions; and

     (d) undertaking such other administrative services as may be reasonably requested by Global Funding or the Delaware Trustee, including causing the preparation by Global Funding of any prospectus, prospectus supplement, pricing supplement, registration statement, amendments, including any exhibits and schedules thereto, any reports or other filings or documents, or supplement thereto or complying with the securities or "Blue Sky" laws of any relevant jurisdictions in connection with the performance by Global Funding of its obligations under the Program Documents or any other document to which Global Funding is a party or other documents executed thereunder or in connection therewith.

     Any of the above services (other than those described in Sections 2.2(b), 2.2(c) and 2.2(d)) may, if the Administrator or Global Funding deems it necessary or desirable, be subcontracted by the Administrator; PROVIDED that notice is given to Global Funding of such subcontract and, notwithstanding such subcontract, the Administrator shall remain responsible for performance of the services set forth above unless such services are subcontracted to accountants or legal counsel selected with due care by the Administrator and reasonably satisfactory to Global Funding and in which case the Administrator shall not remain responsible for the performance of such services and the Administrator shall not, in any event, be responsible for the costs, fees or expenses in connection therewith.

                                    ARTICLE 3
                ACTIVITIES OF GLOBAL FUNDING; EMPLOYEES; OFFICES.

     SECTION 3.1. ACTIVITIES OF GLOBAL FUNDING. The Administrator agrees to carry out and perform the administrative activities of Global Funding set forth in Article 2 in the name and on behalf of Global Funding as its agent.

     SECTION 3.2. EMPLOYEES. All services to be furnished by the Administrator under this Amended and Restated Administrative Services Agreement may be furnished by an officer or employee of the Administrator, an officer or employee of any Affiliate of the Administrator, or, subject to Article 2, any other person or agent designated or retained by it; PROVIDED that the Administrator shall remain ultimately responsible for the provision of such services by an officer or employee of the Administrator or any of its Affiliates or any other person or agent designated or retained by it, unless selected with due care and reasonably satisfactory to Global Funding in accordance with the last paragraph of Article 2. No director, officer or employee of the Administrator or any Affiliate of the Administrator shall receive from Global Funding a salary or other compensation.

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     SECTION 3.3. OFFICES. The Administrator agrees to provide its own office space, together with appropriate materials and any necessary support personnel, for the day to day activities of Global Funding set forth in Article 2 to be carried out and performed by the Administrator, all for the compensation specified in Article 4. All services to be furnished by the Administrator under this Amended and Restated Administrative Services Agreement shall be performed from the Administrator's office in North Carolina.

                                    ARTICLE 4
                            COMPENSATION; INDEMNITIES

     SECTION 4.1. COMPENSATION. Global Funding agrees to pay the Administrator the fees set forth in this Amended and Restated Administrative Services Agreement (the "ADMINISTRATION FEE").

     SECTION 4.2. INDEMNITIES. To the fullest extent permitted under applicable law and subject to limitations imposed by public policy, Global Funding agrees to indemnify the Administrator, and hold the Administrator harmless, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, out-of-pocket costs and expenses (including, without limitation, interest and reasonable attorneys fees, but excluding costs and expenses attributable solely to administrative overhead) arising out of, in connection with, or resulting from the exercise of the Administrator's rights and/or the performance of the Administrator's duties, by the Administrator or its agents and employees, under this Amended and Restated Administrative Services Agreement (collectively, "LOSS AND EXPENSE"); PROVIDED, HOWEVER, Global Funding shall not be liable to indemnify the Administrator, or hold the Administrator harmless, from and against any and all Loss and Expense resulting from or attributable to the negligence, bad faith or willful misconduct of the Administrator.

                                    ARTICLE 5
                                      TERM

     SECTION 5.1. TERM. The Administrator may terminate this Amended and Restated Administrative Services Agreement upon at least 30 days' written notice to Global Funding and Allstate Life and Global Funding may terminate this Amended and Restated Administrative Services Agreement upon at least 30 days' notice to the Administrator (copies of any notice of termination shall also be sent to the Indenture Trustee). Such termination will not become effective until
(a) Global Funding appoints a successor Administrator, (b) the successor Administrator accepts such appointment, (c) the Administrator has obtained the prior written confirmation of any Rating Agency that such action will not result in a reduction or withdrawal of its then current ratings, if any, of the Program and/or the Notes, as applicable and (d) Global Funding has paid all accrued and unpaid amounts owed to the Administrator under this Amended and Restated Administrative Services Agreement.

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                                    ARTICLE 6
                        OBLIGATION TO SUPPLY INFORMATION

     SECTION 6.1. OBLIGATION TO SUPPLY INFORMATION. The Delaware Trustee shall forward to the Administrator such information (which is in the possession of Global Funding) in connection with the Program Documents and this Amended and Restated Administrative Services Agreement as the Administrator may from time to time reasonably request in connection with the performance of its obligations under this Amended and Restated Administrative Services Agreement. The Administrator will (a) hold and safely maintain all records, files, Program Documents and other material of Global Funding and (b) permit Global Funding, the Delaware Trustee, and each of their respective officers, directors, agents and consultants on reasonable notice at any time and from time to time during normal business hours to inspect, audit, check and make abstracts from the accounts, records, correspondence, documents and other materials of Global Funding, or relating to the provision of services and facilities under this Amended and Restated Administrative Services Agreement.

     SECTION 6.2. RELIANCE ON INFORMATION. Global Funding recognizes that the accuracy and completeness of the records maintained and the information supplied by the Administrator under this Amended and Restated Administrative Services Agreement is dependent upon the accuracy and completeness of the information obtained by the Administrator from the parties to the Program Documents and other sources and the Administrator shall not be responsible for any inaccurate or incomplete information so obtained or for any inaccurate or incomplete records maintained by the Administrator under this Amended and Restated Administrative Services Agreement that may result therefrom. The Administrator shall have no duty to investigate the accuracy or completeness of any information provided to it and shall be entitled to fully rely on all such information provided to it.

                                    ARTICLE 7
                  LIABILITY OF ADMINISTRATOR; STANDARD OF CARE

     SECTION 7.1. LIABILITY OF ADMINISTRATOR. The Administrator assumes no liability for anything other than the services rendered by it pursuant to Articles 2, 3, 6 and 9, and neither the Administrator nor any of its directors, officers, employees or Affiliates shall be responsible for any action of Global Funding, the Delaware Trustee or the officers or employees thereof taken outside the scope of Articles 2, 3, 6 and 9 and without direction from the Administrator. Without limiting the generality of the foregoing, it is agreed that the Administrator assumes no liability with respect to any of Global Funding's obligations under the Program Documents.

     SECTION 7.2. NO IMPLIED OBLIGATIONS. The Administrator shall not perform, endeavor to perform or agree to perform any act on behalf of Global Funding not specifically required or permitted under the Program Documents.

     SECTION 7.3. STANDARD OF CARE. The Administrator shall perform its duties under this Amended and Restated Administrative Services Agreement diligently, in

                                       10
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conformity with Global Funding's obligations under the Program Documents and applicable laws and regulations and in accordance with the same standard of care exercised by a prudent person in connection with the performance of the same or similar duties and, in no event with less care than the Administrator exercises or would exercise in connection with the same or similar obligations if those obligations were the direct obligations of the Administrator.

                                    ARTICLE 8
                                LIMITED RECOURSE

     SECTION 8.1. LIMITED RECOURSE TO GLOBAL FUNDING. Notwithstanding anything to the contrary contained in this Amended and Restated Administrative Services Agreement, all obligations of Global Funding under this Amended and Restated Administrative Services Agreement shall be payable by Global Funding (subject to the lien created by the Indenture on the Collateral held by Global Funding) only on a payment date of the Funding Note and only to the extent of funds available therefor under the Indenture and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against Global Funding to the extent of such unavailability or insufficiency until such time as the Collateral held in Global Funding has produced proceeds sufficient to pay such prior deficiency. This Section 8.1 shall survive the termination of this Amended and Restated Administrative Services Agreement.

     SECTION 8.2. NO RECOURSE TO TRUSTEES AND AGENTS. The obligations of Global Funding under this Amended and Restated Administrative Services Agreement are solely the obligations of Global Funding and no recourse shall be had with respect to this Amended and Restated Administrative Services Agreement or any of the obligations of Global Funding under this Amended and Restated Administrative Services Agreement or for the payment of any fee or other amount payable under this Amended and Restated Administrative Services Agreement or for any claim based on, arising out of or relating to any provision of this Amended and Restated Administrative Services Agreement against any trustee, employee, settlor, Affiliate, agent or servant of Global Funding. This Section 8.2 shall survive the termination of this Amended and Restated Administrative Services Agreement.

                                    ARTICLE 9
                                   TAX MATTERS

     SECTION 9.1. INCOME TAX TREATMENT. The Administrator agrees that for all United States Federal, state and local income and franchise tax purposes (i) to treat the Notes as indebtedness of Allstate Life, (ii) Global Funding and the Trust will be ignored and will not be treated as an association or a publicly traded partnership taxable as a corporation and (iii) to not take any action inconsistent with the treatment described in (i) and (ii) unless otherwise required by law.

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                                   ARTICLE 10
                                  MISCELLANEOUS

     SECTION 10.1. AMENDMENTS. No waiver, alteration, modification, amendment or supplement of the terms of this Amended and Restated Administrative Services Agreement shall be effective unless (a) accomplished by written instrument signed by the parties to this Amended and Restated Administrative Services Agreement and (b) for so long as any Notes remain outstanding, each of Moody's and S&P has confirmed in writing that such action will not result in reduction or withdrawal of its then current ratings, if any, of the Program and/or any Notes, as applicable. Global Funding shall provide each of Moody's and S&P with a copy of each such waiver, alteration, modification, amendment or supplement. Notwithstanding anything in this Section 10.1 to the contrary, no waiver, alteration, modification, amendment or supplement to the terms of this Amended and Restated Administrative Services Agreement shall be effective without the prior written consent of Allstate Life.

     SECTION 10.2. NO JOINT VENTURE. Nothing contained in this Amended and Restated Administrative Services Agreement shall constitute Global Funding and the Administrator as members of any partnership, joint venture, association, syndicate or unincorporated business.

     SECTION 10.3. ASSIGNMENT. Except as set forth in this Section 10.3, and subject to the rights of the Administrator to subcontract its services under this Amended and Restated Administrative Services Agreement pursuant to Article 2, this Amended and Restated Administrative Services Agreement may not be assigned by either party without (i) the prior written consent of the other party and Allstate Life and (ii) the prior written confirmation of each of Moody's and S&P that such action will not result in a reduction or withdrawal of its then current ratings, if any, of the Program or any Notes, as applicable. Subject to the foregoing, this Amended and Restated Administrative Services Agreement shall be binding upon and inure to the benefit of the parties to this Amended and Restated Administrative Services Agreement and their respective successors and assigns. Any party's transfer or assignment of this Amended and Restated Administrative Services Agreement in violation of this Section 10.3 shall be void as to the other party.

     SECTION 10.4. GOVERNING LAW, CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.

     (a) Pursuant to Section 5-1401 of the General Obligations Law of the State of New York, this Amended and Restated Administrative Services Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each party to this Amended and Restated Administrative Services Agreement submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York City for purposes of all legal proceeding arising out of or relating to this Amended and Restated Administrative Services Agreement or the transactions contemplated by this Amended and Restated Administrative Services

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

          Agreement. Each party to this Amended and Restated Administrative Services Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to this Amended and Restated Administrative Services Agreement consents to process being served in any suit, action or proceeding with respect to this Amended and Restated Administrative Services Agreement, or any document delivered pursuant to this Amended and Restated Administrative Services Agreement by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under this Amended and Restated Administrative Services Agreement or to any other address of which it shall have given written notice to the other parties. The foregoing shall not limit the ability of any party to this Amended and Restated Administrative Services Agreement to bring suit in the courts of any other jurisdiction.

     (b) Each of the parties irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to this Amended and Restated Administrative Services Agreement or any transaction. Each of the parties to this Amended and Restated Administrative Services Agreement acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived.

     SECTION 10.5. COUNTERPARTS. This Amended and Restated Administrative Services Agreement and any amendments, modifications, restatements, supplements and/or replacements of this Amended and Restated Administrative Services Agreement, or waivers or consents to this Amended and Restated Administrative Services Agreement, may be executed in any number of counterparts, and by different parties to this Amended and Restated Administrative Services Agreement in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together, shall constitute one and the same instrument. This Amended and Restated Administrative Services Agreement shall become effective upon the execution of a counterpart by each of the parties.

     SECTION 10.6. LIMITATION OF DELAWARE TRUSTEE LIABILITY. Notwithstanding any provision of this Amended and Restated Administrative Services Agreement to the contrary, it is expressly understood and agreed by the parties that (a) this Amended and Restated Administrative Services Agreement is executed and delivered by the Delaware Trustee, not individually or personally, but solely as trustee, as applicable, in the exercise of the powers and authority conferred and vested in it, pursuant to the Amended and Restated Trust Agreement, (b) each of the representations, undertakings and agreements in this Amended and Restated Administrative Services Agreement made on the part of Global Funding is made and intended not as personal representations, undertakings and agreements by the Delaware Trustee but is made and intended for the purpose of binding

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

only Global Funding, (c) nothing contained in this Amended and Restated Administrative Services Agreement shall be construed as creating any liability on the Delaware Trustee, individually or personally, to perform any covenant either expressed or implied contained in this Amended and Restated Administrative Services Agreement, all such liability, if any, being expressly waived by the parties to this Amended and Restated Administrative Services Agreement and by any person claiming by, through or under the parties to this Amended and Restated Administrative Services Agreement, and (d) under no circumstances shall the Delaware Trustee be personally liable for the payment of any indebtedness or expenses of Global Funding or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Global Funding under this Amended and Restated Administrative Services Agreement or any other related documents.

     SECTION 10.7. NO PETITION. To the extent permitted by applicable law, the Administrator covenants and agrees that it will not institute against, or join with any other Person in instituting against, Global Funding any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law. This Section 10.7 shall survive termination of this Amended and Restated Administrative Services Agreement.

     SECTION 10.8. SEVERABILITY. If any provision in this Amended and Restated Administrative Services Agreement shall be invalid, illegal or unenforceable, such provisions shall be deemed severable from the remaining provisions of this Amended and Restated Administrative Services Agreement and shall in no way affect the validity or enforceability of such other provisions of this Amended and Restated Administrative Services Agreement.

     SECTION 10.9. ENTIRE AGREEMENT. This Amended and Restated Administrative Services Agreement constitutes the entire agreement between the parties with respect to matters covered by this Amended and Restated Administrative Services Agreement and supersedes all prior agreements and understandings with respect to such matters between the parties whether written or oral.

     SECTION 10.10. ADMINISTRATOR TO PROVIDE ACCESS TO BOOKS AND RECORDS. The Administrator shall provide the Indenture Trustee with access to the books and records of Global Funding, without charge, but only (a) upon the reasonable request of the Indenture Trustee (for which purpose one Business Day shall be deemed reasonable during the occurrence and continuation of a Default or an Event of Default), (b) during normal business hours, (c) subject to the Administrator's normal security and confidentiality procedures and (d) at offices designated by the Administrator.

     SECTION 10.11. NO WAIVER. No failure on the part of the parties to this Amended and Restated Administrative Services Agreement to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Amended and Restated Administrative Services Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

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

     SECTION 10.12. REMEDIES CUMULATIVE. No right, power or remedy of the parties under this Amended and Restated Administrative Services Agreement shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or existing by law or in equity.

     SECTION 10.13. NOTICES. All notices, demands, instructions and other communications required or permitted to be given to or made upon either party to this Amended and Restated Administrative Services Agreement shall be in writing (including by facsimile transmission) and shall be personally delivered or sent by guaranteed overnight delivery or by facsimile transmission (to be followed by personal or guaranteed overnight delivery) and shall be deemed to be given for purposes of this Amended and Restated Administrative Services Agreement on the day that such writing is received by the intended recipient thereof in accordance with the provisions of this Section. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties thereto at their respective addresses (or their respective telecopy numbers) indicated below:

          If to Global Funding:

          c/o Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, DE 19890
          Attention: Corporate Trust Administration
          Facsimile: (302) 636-4140

          If to the Administrator:

          AMACAR Pacific Corp.
          6525 Morrison Blvd., Suite 318
          Charlotte, North Carolina 28211
          Attention: Douglas K. Johnson
          Facsimile: (704) 365-1632

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Administrative Services Agreement to be executed as of the day and year first above written.

                                       ALLSTATE LIFE GLOBAL FUNDING

                                       By:   Wilmington Trust Company, not in
                                       its individual capacity,
                                       but solely as Delaware Trustee


                                       By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                       AMACAR PACIFIC CORP.,
                                       in its individual capacity


                                       By:
                                              ----------------------------------
                                              Name:  Douglas K. Johnson
                                              Title: President

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